UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2007

PFF BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16845	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9337 Milliken Avenue Rancho Cucamonga, CA	91730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 941-5400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On September 11, 2007, PFF Bancorp, Inc. (the “Registrant”) and PFF Bank & Trust (the “Bank”) entered into parallel Amended and Restated Employment Agreements with Kevin McCarthy, President and Chief Executive Officer of the Registrant and the Bank, and Gregory C. Talbott, Senior Executive Vice President / Chief Operating Officer and Chief Financial Officer and Treasurer of the Registrant and the Bank. The employment agreements were amended and restated for the sole purpose of bringing them into compliance with section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service published thereunder. Section 409A requires certain Internal Revenue Service restrictions on payment timing to participants under non-qualified deferred compensation plans and the circumstances under which elections to receive distributions of deferred compensation may be made.

Form of Amended and Restated Employment Agreements with the Registrant and the Bank are filed herewith as Exhibits 10.1 and 10.2, respectively.

On September 11, 2007, the Registrant and the Bank entered into parallel Amended and Restated Termination and Change in Control Agreements with Robert L. Golish, Executive Vice President / Chief Administrative Officer and Chief Information Officer and General Counsel of the Registrant and the Bank, Lynda Scullin, Executive Vice President / Chief Banking Administrator of the Bank, and three other executive officers. In addition, the Registrant entered into Amended and Restated Termination and Change in Control Agreements with one executive officer of Glencrest Investment Advisors, Inc., the registrant’s wholly-owned subsidiary, and one executive officer of Diversified Builder Services, Inc., the registrant’s wholly-owned subsidiary. The Bank did not enter into parallel agreements with these two executives.

The termination and change in control agreements were amended and restated for the sole purpose of bringing them into compliance with section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service published thereunder. Section 409A requires certain Internal Revenue Service restrictions on payment timing to participants under non-qualified deferred compensation plans and the circumstances under which elections to receive distributions of deferred compensation may be made.

Form of Amended and Restated Termination and Change in Control Agreements with the Registrant and the Bank are filed herewith as Exhibits 10.18 and 10.19, respectively.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Amended and Restated Employment Agreement between PFF Bancorp, Inc. and certain executive officers.

10.2	Form of Amended and Restated Employment Agreement between PFF Bank & Trust and certain executive officers.

10.18	Form of PFF Bancorp, Inc. Amended and Restated Termination and Change in Control Agreement.

10.19	Form of PFF Bank & Trust Amended and Restated Termination and Change in Control Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

By:	/s/ Gregory C. Talbott
Name:	Gregory C. Talbott
Title:	Senior Executive Vice President / Chief Operating Officer and Chief Financial Officer and Treasurer

Date: September 17, 2007

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